EXHIBIT 23.01

                             Darrell T, Schvaneveldt
                           Certified Public Accountant
                        275 East South Temple, Suite 300
                            Salt Lake City, Utah 84111


Darrell T. Schvaneveldt C.P.A.                         Telephone (801) 521-2392



                       Consent of Darrell T. Schvaneveldt
                               Independent Auditor




     I consent to the use, in this Form 10-SB, of our report dated December 31, 1996, on the financial statements of The Quantum Group, Inc., dated letter date, included herein.



/s/ Darrell T. Schvaneveldt
Salt Lake City, Utah
June 2, 1997




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